CANTERBURY CONSULTING GROUP, INC.

                   PROXY FOR ANNUAL MEETING FISCAL 2000

                     Please sign and return immediately


KNOW ALL MEN BY THESE PRESENTS that I, the undersigned being a stockholder of Canterbury Consulting Group, Inc., Medford, New Jersey do hereby constitute and appoint Kevin J. McAndrew and Stanton M. Pikus, or either one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution to attend the Annual Meeting of Stockholders of said Corporation to be held at The Mansion on Main Street, Plaza 3000 at Main Street, Voorhees, New Jersey on October 24, 2001 at 10:00 a.m. or any and all adjournment thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals specified in the notice of meeting dated August 31, 2001 or any and all adjournments thereof, with all the power I possess if I were personally present, hereby ratifying and confirming all that my said proxy or proxies may be in my name, place and stead as follows:

                IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE


































1.	Election of Directors
	To elect seven (7) Directors, each for a term of one (1) year or until the next Annual Meeting:
	Stanton M. Pikus, Kevin J. McAndrew, Jean Zwerlein Pikus, Alan B. Manin, Stephen M. Vineberg, Paul L. Shapiro and Frank A. Cappiello
	It is specifically directed that this Proxy be voted:
	FOR ALL NOMINEES [ ]  WITHHOLD ALL NOMINEES [ ]

	INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

2.	Proposal to ratify the appointment of Baratz & Associates, P.A. as the
 	Company's Independent Public Auditors.

	IN FAVOR OF [ ]     AGAINST [ ]    ABSTAIN [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


IF NO DESIGNATIONS ARE MADE IN THE SPACES PROVIDED ABOVE, THIS PROXY WILL BE VOTED "IN FAVOR OF" THE ABOVE PROPOSALS. The shares represented by a properly executed Proxy will be voted as directed.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS; IT MAY BE REVOKED PRIOR TO ITS EXERCISE.



_________________________________________________(L.S.) DATE: _______, 2001
(Print Name)



_________________________________________________(L.S.) DATE: _______, 2001

(Signature of Stockholder)

   NOTE:  ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING AS ATTORNEY,
     EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN, PLEASE GIVE
            FULL TITLE.  IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

















                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                        Canterbury Consulting Group, Inc.


                                October 24, 2001















































                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                October 24, 2001
--------------------------------------------------------------------------------
To the Stockholders
Canterbury Consulting Group, Inc.  	   	                     September 6, 2001

The Fiscal 2000 Annual Meeting of Stockholders of Canterbury Consulting Group, Inc. (the "Company") will be held at The Mansion on Main Street, Voorhees, New Jersey on October 24, 2001 at 10:00 a.m. (Eastern Standard Time) for the following purposes:

1. To elect seven (7) Directors for the ensuing year, and until their successors are duly elected and qualified (Proposal No.1);

2. To ratify the appointment of Baratz & Associates, P.A. as the Company's independent public accountants for the fiscal year ending November 30, 2001 (Proposal No. 2); and

3. To transact any other business as may properly be brought before the meeting, or any adjournment thereof.

Only stockholders of record as of the close of business on August 31, 2001 (record date) are eligible to vote at this Annual Meeting of Stockholders or any adjournment thereof. However, so that we may be sure your vote will be counted, we invite you to sign and date this proxy card and return it as soon as possible in the envelope provided. If you attend the meeting, you may revoke your proxy and vote in person.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY UNITED STATES POSTAGE.

					By order of the Board of Directors,
					By:/s/Jean Zwerlein Pikus
					   ----------------------
					   Jean Zwerlein Pikus
					   Vice President and Secretary
September 6, 2001, Medford, NJ

An Annual Report containing the Form 10-K for the fiscal year ended November 30, 2000 as filed with the Securities and Exchange Commission including complete financial statements audited by Ernst & Young, LLP is enclosed herewith. The Company's 10-Q Report for the three months ended May 31, 2000 is available free of charge upon written request to: Canterbury Consulting Group, Inc. 1600 Medford Plaza, Medford, NJ 08055, and are available on the Internet directly from the Securities and Exchange Commission's web site: www.sec.gov.